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NEWS RELEASE                                                 [FLAG TELECOM LOGO]


CONTACTS
FLAG TELECOM
John Draheim, VP Corporate Services
(+44 20 7317 0826)
Jdraheim@flagtelecom.com

FLAG TELECOM
David Morales, VP Corporate Finance &
Investor Relations
(+44 20 7317 0837)
Dmorales@flagtelecom.com


            FLAG TELECOM ANNOUNCES DELAY IN FILING INTERIM FINANCIAL STATEMENTS DUE TO CLOSURE OF ARTHUR ANDERSEN'S UK OFFICE.

HAMILTON, BERMUDA - AUGUST 13, 2002 - FLAG Telecom Holdings Limited (OTCBB:
FTHLQ), along with its group companies ("FLAG Telecom"), announced today that the filing of its interim financial statement on Form 10-Q for the quarter ended June 30, 2002 has been delayed due to the closure of Arthur Andersen's UK Office.

As reported by FLAG Telecom in a Current Report on Form 8-K filed on August 7, 2002, Arthur Andersen resigned as FLAG Telecom's auditor effective July 31, 2002. Most of the staff and partners of Arthur Andersen UK have agreed to join Deloitte & Touche, in effect causing the closure of the Arthur Andersen UK office. The Company is in the process of appointing new auditors and seeking the required U.S. Bankruptcy Court ("Court") approval of the appointment. FLAG Telecom anticipates that it will complete its 10-Q filing as soon as reasonably practical after the appointment of its new auditors is approved by the Court. FLAG Telecom will file a separate report on Form 8-K when a new auditor is appointed.


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FLAG Telecom's most recent financial information can be found in the
Disclosure Statement containing the Plan of Reorganisation which was approved by the Court on August 8, 2002. FLAG Telecom has today filed a Current Report on Form 8-K with the SEC, incorporating the Disclosure Statement as an exhibit item.

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ABOUT THE FLAG TELECOM GROUP

The FLAG Telecom Group is a leading global network services provider and independent carriers' carrier providing an innovative range of products and services to the international carrier community, ASPs and ISPs across an international network platform designed to support the next generation of IP over optical data networks. On April 12 and April 23, 2002, FLAG Telecom Holdings Limited and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Also, FLAG Telecom Holdings Limited and the other companies continue to operate their businesses as Debtors In Possession under Chapter 11 protection. FLAG Telecom Holdings Limited and certain of its Bermuda-registered subsidiaries - FLAG Limited, FLAG Atlantic Limited and FLAG Asia Limited - filed parallel proceedings in Bermuda to seek the appointment of provisional liquidators to obtain a moratorium to preserve the companies from creditor actions. Provisional liquidators were appointed and part of their role is to oversee and liaise with the directors of the companies in effecting a reorganization under Chapter 11. Recent news releases and further information are on FLAG Telecom's website at:
WWW.FLAGTELECOM.COM.

FORWARD-LOOKING STATEMENTS

STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACTS MAY BE "FORWARD-LOOKING" STATEMENTS AS THE TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS LOOK FOR WORDS LIKE "BELIEVES", "EXPECTS", "MAY", "WILL", "SHOULD", "SEEKS", "INTENDS", "PLANS", "PROJECTS", "ESTIMATES", OR "ANTICIPATES" AND SIMILAR WORDS AND PHRASES. THESE, AND ALL FORWARD-LOOKING STATEMENTS, ARE BASED ON CURRENT EXPECTATIONS AND NECESSARILY ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS WHICH INCLUDE, BUT ARE NOT LIMITED TO: OUR ABILITY TO SEEK AND OBTAIN TIMELY APPROVAL FOR A NEW AUDITOR FROM THE COURT; OUR ABILITY TO EMERGE FROM CHAPTER 11 AND RELATED PROCEEDINGS BY OCTOBER 2002 WITH A REDUCED LEVEL OF FINANCIAL DEBT, REDUCED OPERATING EXPENSE LEVEL, IMPROVED FINANCIAL POSITION AND DELEVERAGED BALANCE SHEET; AND THAT THE PLAN OF REORGANIZATION AND SCHEMES OF ARRANGEMENTS WOULD RECEIVE SUPPORT FROM CREDITOR GROUPS AND APPROVED BY BOTH THE U.S. BANKRUPTCY COURT AND BERMUDA COURT; THERE ARE ALSO RISKS ASSOCIATED WITH DEBT SERVICE REQUIREMENTS AND INTEREST RATE FLUCTUATIONS AS WELL AS OUR FINANCIAL LEVERAGE. MORE DETAILED INFORMATION ABOUT THESE RISKS IS CONTAINED OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AS WELL AS THE PLAN OF REORGANIZATION. WE CAUTION READERS NOT TO RELY ON FORWARD-LOOKING STATEMENTS, AND WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.